EXHIBIT 10.12

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N° 20

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 1/8

AMENDMENT N° 20 TO THE
A350 FAMILY PURCHASE AGREEMENT

This amendment N°20 (the “Amendment N°20”) dated 26 June 2025 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and (ii) [*].

E.On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement in order to [*].

G.On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 2/8

I.On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

J.On 01 June 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.On 31 December 2018, the Buyer and the Seller agreed to [*].

L.[*], the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of 31 December 2018 to provide for [*].

M.On 31 December 2018, the Buyer and the Seller entered into an Amendment N°10 to the Purchase Agreement in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000 aircraft and (ii) [*].

N.On 26 April 2019, the Buyer and the Seller entered into an Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10 in order to cancel and replace Clause 4 of the Original Letter Agreement.

O.On 15 May 2019, the Buyer and the Seller entered into an Amendment N°11 in order to [*].

P.On 20 December 2019, the Buyer and the Seller entered into an Amendment N°12 in order to (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 aircraft, [*].

Q.On 21 February 2020, the Buyer and the Seller entered into an Amendment N°13 in order to [*].

R.On 30 June 2020, the Buyer and the Seller entered into an Amendment N°14 in order to [*].

S.On 31 August 2020, the Buyer and the Seller entered into an Amendment N°15 [*].

T.On 29 October 2021, the Buyer and the Seller entered into an Amendment N°16 in order to [*].

U.On 20 December 2021, the Buyer and the Seller entered into an Amendment N°17 in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase seven (7) A350 Freighter aircraft, (ii) [*], and (iii) [*].

V.On 11 January 2022, the Buyer and the Seller entered into an Amendment N°18 in order to [*].

W.On 12 October 2023, the Buyer and the Seller entered into an Amendment N°19 in order to, among other things, [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

X.The Parties now wish to enter into this Amendment N°20 in order to, among other things, [*].

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 3/8

    The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°20. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1DEFINITION

1.1For the purposes of this Amendment N°20, the following term shall have the following meaning:

“[*] Agreement” means the [*] agreement with reference CLC-CT1905304, dated 20 December 2019 and made between the Buyer and the Seller, as amended and supplemented from time to time.

2[*]

3DELIVERY SCHEDULE

By virtue of the changes contemplated in clause 2.1 above, the table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

4[*]

5[*]

5.2The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

    QUOTE

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-six (26) Aircraft firmly ordered, unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 4/8

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

1.1Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3MAINTENANCE TRAINING

3.1The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2The Seller will provide to the Buyer [*] in total for the fleet of twenty-six (26) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 5/8

4.1For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

6INCONSISTENCY AND CONFIDENTIALITY

6.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°20, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

6.2This Amendment N°20 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

6.3This Amendment N°20 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

7COUNTERPARTS

This Amendment N°20 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8LAW AND JURISDICTION

This Amendment N°20 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 6/8

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°20 as if the same were set out in full herein, mutatis mutandis.

IN WITNESS WHEREOF this Amendment N°20 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul Meijers

By: Grant Levy	By: Paul Meijers

Its: Executive Vice President	Its: Executive Vice President Commercial Transactions

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 7/8

APPENDIX 1
Delivery Schedule

CAC ID	Aircraft Rank	Scheduled Delivery Month / Scheduled Delivery Period	Aircraft Type
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Amendment Nº20 to the ALC A350 Family PA
Ref. CT2505065	Page 8/8